UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2021

Pershing Square Tontine Holdings, Ltd.

(Exact name of registrant as specified in charter)

Delaware	001-39396	85-0930174
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

787 Eleventh Avenue, Ninth Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 813-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSTH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $23.00	PSTH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Pershing Square Tontine Holdings, Ltd. (“PSTH”) today announced that its affiliate, Pershing Square SPARC Holdings, Ltd., a newly organized Delaware corporation formed for the purpose of effecting a business combination (“SPARC”), has publicly filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 (“Registration Statement”) relating to the proposed issuance and distribution of subscription warrants to purchase common stock of SPARC. SPARC refers to these subscription warrants as “SPARs”. If after review the SEC declares the Registration Statement effective, SPARC proposes to list the SPARs on the New York Stock Exchange (the “NYSE”) upon distribution of the SPARs. The listing and trading of SPARs on the NYSE will require the SEC to approve a new listing rule that the NYSE has submitted permitting the listing and trading of subscription warrants by blank check companies.

As described in the Registration Statement, SPARs are a novel security with unique features. SPARC would not raise capital from public investors at the time the SPARs are issued and distributed. Instead, SPARs would be issued and distributed to PSTH securityholders, as described below, at no cost. SPARs would become exercisable, and SPARC would raise public capital, only after SPARC had 1) entered into a definitive agreement for a proposed business combination, 2) announced the exercise price of the SPARs (which would be no less than $10.00 per SPAR, and could be higher based on the amount of capital required to consummate the proposed business combination; SPARC refers to the announced exercise price as the “final exercise price”), and 3) delivered comprehensive disclosure describing the business combination and the final exercise price pursuant to a registration statement declared effective by the SEC. Thereafter, SPAR holders would have no less than 20 business days to decide to elect to have their SPARs exercised, upon consummation of the proposed business combination, by tendering required election documentation and submitting the final exercise price per SPAR. SPARs that are not exercised would expire worthless. As a result, SPARs are an “opt-in” structure, where investors tender funds only after a proposed business combination has been identified, as opposed to the “opt-out” structure of customary special purpose acquisition companies, or SPACs, in which investors are required to provide their capital prior a proposed business combination having been identified, and then have a redemption right to have their money returned if they do not support the transaction. The Registration Statement also contemplates the SPARs having a ten year term.

SPARC intends to distribute SPARs as follows:

•

if PSTH executes a definitive initial business combination agreement (the “IBC”) before the Registration Statement is declared effective, SPARC would distribute on a distribution record date after effectiveness and shortly prior to the consummation of the IBC (i) 200 million SPARs on a pro rata basis in respect of shares of PSTH’s Class A common stock that are not redeemed in connection with the IBC (or one SPAR per share of Class A common stock if no shares of Class A common stock are redeemed) and (ii) 44,444,444 SPARs on a pro rata basis in respect of each outstanding PSTH distributable warrant (or two SPAR warrants per distributable warrant); and

•

if PSTH does not consummate an IBC and returns its capital in trust to stockholders, SPARC would distribute on a distribution record date after effectiveness and prior to such return (i) 200 million SPARs in respect of shares of PSTH’s Class A common stock (or one SPAR per share of Class A common stock), and (ii) 44,444,444 SPARs on a pro rata basis in respect of each outstanding PSTH distributable warrant (or two SPAR warrants per distributable warrant).

In either scenario, it is contemplated that SPARC would raise approximately $2.444 billion in equity capital if all SPARs were exercised at the minimum final exercise price of $10.00. There is no maximum final exercise price, and accordingly no maximum amount of total proceeds SPARC could raise from the exercise of all SPARs.

THERE IS NO ASSURANCE THAT THE SEC WILL DECLARE THE REGISTRATION STATEMENT EFFECTIVE ON THE PROPOSED TERMS ABOVE, OR AT ALL; AND THERE IS NO ASSURANCE THAT THE NYSE WILL PROMULGATE, AND THE SEC WILL APPROVE, A NEW LISTING RULE PERMITTING THE LISTING AND TRADING OF SUBSCRIPTION WARRANTS BY BLANK CHECK COMPANIES. FOR MORE DETAILED INFORMATION WITH RESPECT TO THE PROPOSED TERMS OF SPARC AND SPARS, INCLUDING THE ECONOMIC INTEREST OF THE SPARC SPONSOR IN SPARC, YOU SHOULD REVIEW THE REGISTRATION STATEMENT.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be distributed or sold, nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement and a post-effective amendment thereto has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date thereof. This filing shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements and assumptions in this Current Report contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report include, among others, statements regarding the possibility that PSTH will enter into an IBC; the possibility that SPARs will be distributed to PSTH securityholders and the circumstances of such distribution, if any; the amount of SPARs distributed, if such a distribution were to occur; the final terms of the SPARs; and the possibility that the SEC and NYSE will approve the distribution, listing and trading of SPARs. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “would”, “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside our control. The forward-looking statements included in this Current Report are only made as of the date of this Current Report. Such forward-looking statements are based on our beliefs, assumptions, and expectations taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, outcomes may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. We can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pershing Square Tontine Holdings, Ltd.

Date: November 24, 2021	By:	/s/ William A. Ackman
	Name:	William A. Ackman
	Title:	Chief Executive Officer, Chairman of the Board of Directors